REGISTRATION RIGHTS & LOCK UP AGREEMENT

This REGISTRATION RIGHTS & LOCK UP AGREEMENT (this “Agreement”), is made and entered into effective as of [__], by and between, Mandalay Digital Group, Inc., a Delaware corporation (“Company”) and the undersigned listed under the caption of “Shareholder” on the signature pages hereto (the “Shareholder”).

WHEREAS, this Agreement is entered into by Shareholder pursuant to that certain Share Sale Agreement dated [___], 2013 (the “Share Sale Agreement”), by and among the Company, Digital Turbine Australia, Digital Turbine, Inc. (collectively, “Purchaser”), and Shareholder together with each of the Vendors listed therein (individually and collectively referred to herein as “Seller”), pursuant to which the Shareholder shall receive certain shares of common stock of the Company (“Common Stock”), par value $0.0001 per share as consideration thereunder from and after the execution of the Share Sale Agreement (the “Completion Date”); and

WHEREAS, in order to induce the Seller to execute and deliver the Share Sale Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws, and in connection with such rights, the Shareholder has agreed to certain lock-up provisions limiting sales of the Common Stock received under the Share Sale Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Shareholder and the Company hereby agree as follows (capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in Schedule A hereto, and, if not defined in such Schedule, shall have the meanings assigned to them in the Share Sale Agreement).

Registration Rights and Lock-Up Agreement

SECTION 1. REGISTRATION

1.1        Inclusion on Existing Registration Statement; Piggy Back Registration.

(a)          Company has filed a registration statement on Form S-1 (SEC file no. 333-182575) with the SEC (the “Pending Registration Statement”) covering securities unrelated to those to be issued under the Share Sale Agreement. The Company will use reasonable efforts to file a post-effective amendment to the Pending Registration Statement (such post-effective amendment, the “Initial Registration Statement”) within ninety (90) days after the later of the Completion Date or the date such registration statement is declared effective (the “Filing Date”), and to have the Initial Registration Statement declared effective within sixty (60) days after the Filing Date (120 days if the SEC reviews the filing). The Initial Registration Statement will cover the resale of the Registrable Shares with the SEC for an offering made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Shares, by such other means of distribution of the Registrable Shares as the Company may reasonably specify. The Company’s obligations under this Section 1.1(a) shall terminate on the third anniversary of the Effective Date, regardless of whether any Registrable Shares have been included on or sold under any registration statement referred to in this paragraph, and regardless of whether any additional Registrable Shares may be issued in the future. Notwithstanding any other provision of this Agreement, the Company shall have no liability under this Section 1.1(a) if the SEC limits the number of Registrable Shares permitted to be registered on a particular Registration Statement, and any required cutback of Registrable Shares shall be applied to the Holders pro rata in accordance with the number of such Registrable Shares sought to be included in such Registration Statement relative to the aggregate amount of all Registrable Shares; provided, however, that if the Company excludes any Registrable Shares as a result of applying this cutback, then the Company shall use commercially reasonable efforts to file and have declared effective a new registration statement on substantially similar terms and conditions to the Initial Registration Statement but shall give the Registrable Shares priority in such registration statement over all other shares.

(b)          Prior to the third anniversary of the Effective Date, Company will promptly (at least twenty (20) days prior written notice) give Shareholder written notice of any proposed registration wherein Company has determined to register any of its securities for its own account or for the account of any other Person who is a holder of securities of the same type as the Registrable Shares, except in the case of a registration: (i) relating solely to employee benefit plans, (ii) relating to the offer and sale of debt securities that are not convertible into equity securities, (iii) relating to a corporate reorganization or other Rule 145 transaction, or (iv) on any registration form that does not permit secondary sales.

(c)         Other than the exceptions listed above in Section 1.1(b), Company will use commercially reasonable efforts to include in any such proposed registration (and any related qualification under blue sky laws or other compliance) and in any underwriting involved therein, all or a part of the Shareholder’s Registrable Shares, as specified in a written request by the Shareholder, within ten (10) days of the Company’s receipt of such written notice, subject to the conditions set forth below. For non-underwritten registrations under this Section 1.1(c), the same cutback provisions set forth in Section 1.1(a) shall apply.

(d)         Company shall also provide Shareholder with notice of a registration for a registered public offering involving an underwriting. The Shareholder’s right to participate in such registration is conditioned upon the Shareholder’s participation in the underwriting and the inclusion of Shareholder’s Registrable Shares in the underwriting, which shall require all Holders proposing to distribute their securities through such underwriting (together with the Company or other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) to enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Registration Rights and Lock-Up Agreement

(e)          Notwithstanding any other provision of this Section 1.1, if the underwriters advise the Company that marketing factors require a limitation on the number of shares to be underwritten, the underwriters may (subject to the limitations set forth below) limit the number of Registrable Shares to be included in such registration and underwriting. The Company shall so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated, as follows: (i) first, to the Company for securities being sold for its own account; and (ii) second to (a) Holders requesting to include Registrable Shares in such registration statement based on the pro rata percentage of Registrable Shares held by the Shareholder, and determined on an equitable basis by the Company, and, on an equal, pro-rata basis as clause (a), (b) all other non-Affiliate Persons who have contractual registration rights with the Company as of the date of this Agreement, based on the pro rata percentage of securities held, and determined on an equitable basis by the Company. If a Person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such Person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and the Company may substitute and include any other shares for the withdrawn shares in the registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.1(b) prior to the effectiveness of such registration whether or not the Shareholder has elected to include securities in such registration.

(f)          In any registration in which Registrable Securities are to be included, the Holders will provide a customary and reasonable selling stockholder questionnaire prior to the filing date.

1.2         Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 1.1 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of the Shareholder shall be borne by Holders pro rata based on the number of securities so registered.

1.3        Certain Actions in Connection with Registration. In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, upon the reasonable request of the Shareholder, the Company shall inform the Shareholder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(a)        except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, (i) use its commercially reasonable efforts to keep such registration and any qualification, exemption or compliance under state securities laws, which the Company determines to maintain continuously effective with respect to the Shareholder, and (ii) to keep the applicable Registration Statement free of any material misstatements or omissions, until the earlier of (x) the date by which all the Common Stock may be sold without restriction under Rule 144, including, without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144, or (y) the third anniversary of the Effective Date. The period of time during which the Company is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

(b)        upon the Shareholder’s written request, promptly furnish to the Shareholder without charge at least one copy of each Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if explicitly requested, all exhibits in the form filed with the SEC; and

Registration Rights and Lock-Up Agreement

(c)         during the Registration Period and upon the Shareholder’s reasonable written request, promptly deliver to the Shareholder without charge, as many copies of each prospectus included in a Registration Statement, and any amendment or supplement thereto. Company consents to the use, consistent with the provisions hereof, of the prospectus, or any amendment or supplement thereto, by the Shareholder in connection with the offering and sale of the Registrable Shares covered by a prospectus or any amendment or supplement thereto.

1.4        Cooperation by Shareholder; Suspension of Registration Obligation.

(a)          The Shareholder agrees that upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to Registrable Shares, so that, as thereafter delivered to the Shareholder, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Shareholder will forthwith discontinue disposition of Registrable Shares pursuant to a Registration Statement and any related prospectus until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, the Shareholder shall deliver to the Company all copies, other than permanent file copies then in the Shareholder’s possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice.

(b)          The Shareholder shall suspend, upon request by the Company, any disposition of Registrable Shares pursuant to any Registration Statement and prospectus contemplated by Section 1.1 during no more than two (2) periods of up to thirty (30) calendar days each during any twelve (12) month period to the extent that the Board of Directors of the Company determines in good faith that the sale of Registrable Shares under any such Registration Statement would be reasonably likely to cause a violation of the Securities Act or the Exchange Act.

(c)          As a condition to the inclusion of its Registrable Shares, the Shareholder shall furnish to the Company such information regarding the Shareholder and any distribution proposed by the Shareholder as the Company may reasonably request in writing, including completing a Registration Statement Questionnaire in the form as may be provided by the Company, or as shall be required in connection with any registration referred to in Section 1.

(d)          The Shareholder hereby covenants with the Company to notify the Company prior to consummating any sale of the Registrable Shares, if such Registrable Shares are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, at least five (5) Business Days prior to the date on which the Shareholder first offers to sell any such Registrable Shares.

(e)          The Shareholder agrees not to take any action with respect to any distribution deemed to be made pursuant to a Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

Registration Rights and Lock-Up Agreement

(f)          At the end of the Registration Period, the Shareholder shall discontinue sales of shares pursuant to any Registration Statement upon receipt of notice from the Company of the Company’s intention to remove from registration the shares covered by any such Registration Statement which remain unsold, and the Shareholder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

1.5        Assignment of Registration Rights. The rights to cause the Company to register Registrable Shares granted to the Holders by the Company under Section 1 may be assigned by a Holder in connection with a transfer by such Holder of all or a portion of its Registrable Shares, provided, however, that such transfer must be made at least ten days prior to the Filing Date and that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company at least ten days prior to the Filing Date; (iii) such transferee is an “accredited investor” as defined under Regulation D of the Securities Act; and (iv) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 1.5, the rights of a Holder with respect to Registrable Shares as set out herein shall not be transferable to any other Person, and any attempted transfer shall cause all rights of such Holder therein to be forfeited.

1.6         Rule 144 Information. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Shares to the public without registration, Company agrees to use its reasonable best efforts to, until the third anniversary of the Effective Date: (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times, (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements), and (iii) furnish to any Holder forthwith upon request a written statement by Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act a copy of the most recent annual or quarterly report of Company, and such other reports and documents of Company and other information as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

Section 2. Lock-Up.

2.1    [Omitted intentionally]

2.2    Time Based Lock Up. The Shareholder shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale (including a pledge), of any Registrable Shares (or other securities) of the Company (whether or not included in any registration) until the first anniversary of the date upon which such shares are required to be actually issued to such Holder, except only in a merger or similar agreement approved by the Board of Directors of the Company. Notwithstanding the foregoing, Shareholder may make a bona-fide pledge of the Common Stock provided that the pledgee executes a Joinder Agreement in form satisfactory to Company binding the pledgee to the obligations of Shareholder under this Agreement

Registration Rights and Lock-Up Agreement

2.3    Affiliates Bound. Shareholder shall cause any Affiliates of the Shareholder to comply with this Section 2.

Section 3. Miscellaneous.

3.1.       Waiver. The rights of the Shareholder under any provision of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by the Shareholder. Failure of the Company to exercise any right or remedy under this Agreement or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof.

3.2        Non-US Securities Laws. The Company shall have no obligation to the Shareholder, under this Agreement or otherwise, to effect any registration, to qualify, to comply with or to otherwise enable any sale or disposition, under or with respect to, the securities laws or stock exchanges of any state, country, legal system or jurisdiction other than the U.S. securities laws and United States state securities laws to the extent expressly set forth herein. Shareholder represents to the Company that it will fully comply, at its own cost, with all such laws, including Australian securities and other laws, in connection with any sale, offer or attempted sale or offer of the Registrable Shares.

3.3         Amendment of Registration Rights. The terms and provisions of this Agreement may only be amended with the written consent of the Company and the Holders holding a majority interest of the Registrable Shares. Any amendment or waiver effected in accordance with this Section 3.3 shall be binding upon each Holder (and any purported transferees), whether or not they consented.

3.4        Notices. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. Notices shall be addressed to the respective address and a fax number for each of the parties as set forth in the Share Sale Agreement. Each party shall provide notice to the other party of any change in address.

3.5        Choice of Law. This Agreement shall be interpreted and enforced in accordance with California law as applied to agreements made and performed in California by residents of California without regard to the principles of conflicts of law.

3.6        Consent to Jurisdiction; Waiver of Jury Trial. Solely for the purpose of allowing a party to enforce its indemnification and other rights hereunder, each of the parties hereby irrevocably and unconditionally consent to submit to the exclusive jurisdiction of the courts of the State of California and of the United States of America with a venue in the State of California for any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby, and agree not to commence any action, suit or proceedings relating thereto, except in such courts. TO THE EXTENT PERMITTED BY LAW, EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, TRANSACTION AGREEMENTS OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT.

Registration Rights and Lock-Up Agreement

3.7       Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

3.8        Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

3.9         Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

3.8         Entire Agreement. This Agreement and the Transaction Documents constitute the entire agreement and understanding among the parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous negotiations, discussions, and agreements among the parties. Subject to the requirements under Section 1.5, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.

3.9         Headings. The headings are used only for convenience and are not to be considered in construing or interpreting this Agreement.

3.10       Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

3.11       Indemnification. If any Registrable Shares are included in a registration statement under Section 1:

Registration Rights and Lock-Up Agreement

(a)          To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, and the partners, members, officers, directors, and stockholders of each such Holder; legal counsel and accountants for each such Holder; any underwriter (as defined in the Securities Act) for each such Holder; and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any damages arising out of violations of any securities laws in connection with such registration, and the Company will pay to each such Holder, underwriter, controlling Person, or other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 3.11 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any damages to the extent that they arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Person expressly for use in connection with such registration.

(b)          To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, and each of its directors, each of its officers who has signed the registration statement, each Person (if any), who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter (as defined in the Securities Act), any other Holder selling securities in such registration statement, and any controlling Person of any such underwriter or other Holder, against any damages arising out of any violations of securities laws in connection with such registration, in each case only to the extent that such damages arise out of or are based upon actions or omissions made in reliance upon and in conformity with written information furnished by or on behalf of such selling Holder expressly for use in connection with such registration; and each such selling Holder will pay to the Company and each other aforementioned Person any legal or other expenses reasonably incurred thereby in connection with investigating or defending any claim or proceeding from which damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection 3.11 shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that in no event shall the aggregate amounts payable by any Holder by way of indemnity or contribution under Subsections 3.11(b) and 3.11(d) exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of fraud or willful misconduct by such Holder.

(c)          Promptly after receipt by an indemnified party under this Subsection 3.11 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Subsection 3.11, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action.

Registration Rights and Lock-Up Agreement

(d)          To provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any party otherwise entitled to indemnification hereunder makes a claim for indemnification pursuant to this Subsection 3.11 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case, notwithstanding the fact that this Subsection 3.11 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any party hereto for which indemnification is provided under this Subsection 3.11, then, and in each such case, such parties will contribute to the aggregate losses, claims, damages, liabilities, or expenses to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of each of the indemnifying party and the indemnified party in connection with the statements, omissions, or other actions that resulted in such loss, claim, damage, liability, or expense, as well as to reflect any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact, or the omission or alleged omission of a material fact, relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (x) no Holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered and sold by such Holder pursuant to such registration statement, and (y) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation; and provided further that in no event shall a Holder’s liability pursuant to this Subsection 3.11, when combined with the amounts paid or payable by such Holder pursuant to Subsection 3.11, exceed the proceeds from the offering received by such Holder (net of any Selling Expenses paid by such Holder), except in the case of willful misconduct or fraud by such Holder.

(f)          Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offering, the obligations of the Company and Holders under this Subsection 3.11 shall survive the completion of any offering of Registrable Shares in a registration under this Agreement, and otherwise shall survive the termination of this Agreement.

[Signature Page(s) Follow]

Registration Rights and Lock-Up Agreement

IN WITNESS WHEREOF, the undersigned Company and Shareholder have caused this Registration Rights and Lock Up Agreement to be duly executed as of the date first above written.

COMPANY:

Mandalay Digital Group, Inc.

By:
Name:	Peter Adderton
Title:	Chief Executive Officer

SHAREHOLDERS:

Eleven Eleven Holdings
Pty Limited ACN 113 062 696 in
accordance with section 127 of the
Corporations Act 2001 (Cth) by:

Signature of Director

Print name of Director

Signature of Director/Secretary

Print name of Director/Secretary

Mirror Image Media
Group Pty Limited ACN 094 064 070
in accordance with section 127 of the
Corporations Act 2001 (Cth) by:

Signature of Director

Print name of Director

Signature of Director/Secretary

Print name of Director/Secretary

Registration Rights and Lock-Up Agreement

M4H Pty Limited ACN
113 217 020 in accordance with
section 127 of the Corporations Act
2001 (Cth) by:

Signature of Director

Print name of Director

Signature of Director/Secretary

Print name of Director/Secretary

RHP Interests Pty Ltd
ACN 109 168 667 in accordance with
section 127 of the Corporations Act
2001 (Cth) by:

Signature of Director

Print name of Director

Signature of Director/Secretary

Print name of Director/Secretary

Zingo (Aust) Pty Ltd
ACN 114 185 269 in accordance with
section 127 of the Corporations Act
2001 (Cth) by:

Signature of Director

Print name of Director

Signature of Director/Secretary

Print name of Director/Secretary

Registration Rights and Lock-Up Agreement

Tricky Pty Ltd ACN 117
297 668 in accordance with section
127 of the Corporations Act 2001 (Cth)
by:

Signature of Director

Print name of Director

Signature of Director/Secretary

Print name of Director/Secretary

Registration Rights and Lock-Up Agreement

SCHEDULE A

“Affiliate” is defined as any entity that, directly or indirectly, through one or more intermediaries, owns or controls, is owned or controlled by, or is under common ownership or control with, a Party. As used in this definition, the term “control” means the ownership of at least fifty percent (50%) of the equity of that entity or possessing the power to direct or cause the direction of the management of that entity.

“Exchange Act” means the Shares Exchange Act of 1934, as amended.

“Holders” means any person holding Registrable Shares or any person to whom the rights under Section 1 have been transferred in accordance with Section 1.5 hereof.

“Person” means any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” means all expenses incurred by the Company in complying with Section 1.1 hereof, including, without limitation, all registration, qualification and filing fees, accounting fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, the reasonable fees and disbursements of one counsel for the selling Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the Selling Expenses).

“Registrable Shares” means the Common Stock of the Company to be delivered to Shareholder pursuant to the terms and conditions under the Share Sale Agreement. As to any particular Registrable Shares, such securities shall automatically cease to be Registrable Shares (i) when sold or disposed pursuant to an effective registration statement under the Securities Act, (ii) when all shares of Common Stock of the Company that have been issued to a Holder under the Share Sale Agreement may be sold pursuant to Rule 144 (or any similar provision then in force) under the Securities Act without any limitation thereunder, including, without limitation, on volume or manner of sale, (iii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such securities are removed upon the consummation of such sale, and the seller and purchaser of such securities receive an opinion of counsel of the Company, which shall be in form and content reasonably satisfactory to the seller and purchaser and their respective counsel, to the effect that such securities in the hands of the purchaser are freely transferable without restriction or registration under the Securities Act in any public or private transaction, (iv) when such securities cease to be outstanding or (v) when they are held by any Person who is not a Holder or a permitted transferee pursuant to Section 1.5.

Registration Rights and Lock-Up Agreement

“Registration Statement” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Shares pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement and any new registration statements that may be filed) and amendments and supplements to such Registration Statements including post-effective amendments.

“Rule 415” means Rule 415 promulgated under the Securities Act, or any successor rule.

“SEC” means the United States Securities and Exchange Commission.

“Selling Expenses” means all selling commissions applicable to the sale of Registrable Shares and all fees and expenses of legal counsel for any Holder (excluding the company’s legal counsel and any legal counsel hired by any Holder in its, his or her individual capacity to the extent such counsel for the Holder is required to be included in Registration Expenses).

307831632.1

Registration Rights and Lock-Up Agreement